EXHIBIT 10.4

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                    PURCHASER


                          EUROHYPO AG, NEW YORK BRANCH,


                                     SELLER


                        MORTGAGE LOAN PURCHASE AGREEMENT


                            Dated as of July 1, 2007


                            Fixed Rate Mortgage Loans


                                Series 2007-LDP11





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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and Eurohypo AG, New York Branch, as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated June 28, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (the "Private Certificates") to JPMSI and UBS Securities LLC, the initial purchasers (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated June 28 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $592,237,188.16 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the Master Servicer), the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 28, 2007 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is duly licensed and authorized to transact business in the State of New York as a branch of a foreign bank under Article V of the Banking Law of the United States;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Banking Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property, the interests of the Trustee therein or the interests of any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D. (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's articles of association and memorandum of association, certified as of a recent date by the General Counsel of the Seller;

            (ii) an original or copy of a certificate of corporate existence of the Seller issued by the State of New York Banking Department dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is duly licensed and authorized to transact business in the State of New York as a branch of a foreign bank under Article V of the Banking Law of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and the Term Sheet (as defined in the Indemnification Agreement), or items similar to the Term Sheet, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, Eurohypo AG, New York Branch, 1114 Avenue of the Americas, 29th Floor, New York, New York 10036, Attention:
Daniel Vinson, fax number: (212) 479-5800 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                J.P. MORGAN CHASE COMMERCIAL
                                    MORTGAGE SECURITIES CORP., as
                                    Purchaser



                                By: ___________________________________________
                                    Name:
                                    Title:


                                EUROHYPO AG, NEW YORK BRANCH, as Seller



                                By: ___________________________________________
                                    Name:
                                    Title:



                                By: ___________________________________________
                                    Name:
                                    Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


JPMCC 2007-LDP11
Mortgage Loan Schedule (Combined)


                                                                                                                             Zip
Loan #    Originator  Mortgagor Name                            Property Address                  City              State    Code
------    ----------  ---------------------------------------   --------------------------------  --------------   -------   -------
                      407 N. Maple, L.P., Beverly Place,
  2          EHY      L.P., Maple Plaza, L.P.                   Various                           Beverly Hills      CA      90210
  10         EHY      Omni-Championsgate Resort Hotel, LP; CG   1400 & 1500 Masters Boulevard     ChampionsGate      FL      33896
                      (Championsgate) Golf L.L.C.
  22         EHY      Harrison Inn 18 Suites LLC                1701 Baltimore Avenue             Ocean City         MD      21842
  25         EHY      Richardson Hammons, L.P.                  Various                           Various          Various   Various
  49         EHY      Princeton Partners, L.L.C.                14651 North Dallas Parkway        Dallas             TX      75254
  53         EHY      Four Om SPE, LLC                          10453 Mill Run Circle             Owings Mills       MD      21117
  66         EHY      Universe at Porter Ranch (DE), LLC        10631 Lindley Avenue              Northridge         CA      91326
  71         EHY      CW Park Oaks, LLC, FW Park Oaks, LLC      16602-16668 San Pedro Avenue      San Antonio        TX      78232
  84         EHY      Parkway Towers, LLC                       404 James Robertson Parkway       Nashville          TN      37219
 104         EHY      57-63 Wadsworth Terrace Holding LLC,      Various                           New York           NY      10033
                      261 Wadsworth Avenue LLC
 119         EHY      755 Coop City, LLC                        755 Co-Op City Boulevard          Bronx              NY      10457
 122         EHY      Broadway on Union Square LLC              862 Broadway                      New York           NY      10003
 152         EHY      Windsor Legacy Spring Hill LLC            25003 Pitkin Road                 Spring             TX      77386
 163         EHY      431SCJV, LLC                              425-431 Ocean Front Walk          Venice             CA      90291
 172         EHY      507 Main Street, LLC                      507 Main Street                   Worcester          MA      01608
 188         EHY      New W Street Realty LLC                   155 West Street                   Wilmington         MA      01887
 190         EHY      94-15 Northern Boulevard LLC              94-15 Northern Boulevard          Jackson Heights    NY      11372
 197         EHY      Fenmour Realty Associates, LLC            3443 Boston Post Road             Bronx              NY      10469
 210         EHY      Ornstein Skyline Properties LLC           4855 Commercial Drive             New Hartford       NY      13413
 221         EHY      New 315NB Vale LLC                        Various                           Various            MA      Various
 227         EHY      184 Nagle Avenue Holdings L.P.            184 Nagle Avenue                  New York           NY      10034

                                                                                                Net
                                                                                     Interest   Mortgage
                                                                                     Rate       Interest   Original      Cutoff
Loan #   County        Property Name                          Size     Measure       (%)        Rate       Balance       Balance
------   -----------   -------------------------------------  ------   -----------   --------   --------   -----------   -----------
     2   Los Angeles   Maple Drive Portfolio                  583780   Square Feet    5.54200    5.52166   220,000,000   220,000,000
    10   Polk          ChampionsGate Hotel                       730   Rooms          6.72000    6.69966   100,000,000   100,000,000
    22   Worcester     Holiday Inn Hotel & Suites Ocean City     210   Rooms          6.28400    6.26366    56,000,000    56,000,000
    25   Various       JQH Hotel Portfolio                      1160   Rooms          5.70100    5.68066    50,000,000    50,000,000
    49   Dallas        The Princeton                          371227   Square Feet    5.93000    5.90966    28,400,000    28,400,000
    53   Baltimore     Owings Mills 4                         117659   Square Feet    5.47200    5.45166    25,600,000    25,600,000
    66   Los Angeles   Lindley Gardens                           148   Units          5.96600    5.94566    19,700,000    19,700,000
    71   Bexar         Park Oaks Shopping Center              183558   Square Feet    6.17000    6.14966    18,000,000    18,000,000
    84   Davidson      Parkway Towers                         204574   Square Feet    6.22800    6.20766    14,500,000    14,500,000
   104   New York      Barbanel Multifamily Portfolio            123   Units          6.17500    6.15466    10,200,000    10,200,000
   119   Bronx         755 Co-Op City Boulevard                44911   Square Feet    5.54000    5.51966     8,940,000     8,940,000
   122   New York      862 Broadway                             6100   Square Feet    6.09300    6.07266     8,613,000     8,613,000
   152   Montgomery    Spring Hills Business Center            90100   Square Feet    6.00400    5.98366     6,500,000     6,493,534
   163   Los Angeles   431 Ocean Front Walk                       12   Units          5.85200    5.83166     6,000,000     6,000,000
   172   Worcester     Park Plaza Apartments                      90   Units          5.72000    5.69966     5,800,000     5,800,000
   188   Middlesex     155 West Street                         73642   Square Feet    5.65400    5.63366     5,000,000     5,000,000
   190   Queens        9415 Northern Boulevard                  4555   Square Feet    6.35700    6.33666     4,800,000     4,800,000
   197   Bronx         3443 Boston Post Road                   16876   Square Feet    5.84200    5.82166     4,800,000     4,800,000
   210   Oneida        Walgreens - Utica                       14820   Square Feet    5.87000    5.84966     4,190,000     4,190,000
   221   Middlesex     Howland Industrial Portfolio            60464   Square Feet    5.65400    5.63366     3,700,000     3,700,000
   227   New York      184 Nagle Avenue                           49   Units          5.91100    5.89066     3,300,000     3,300,000


                Rem.   Maturity/   Amort.   Rem.     Monthly        Servicing
Loan #   Term   Term   ARD Date    Term     Amort.   Debt Service   Fee Rate    Accrual Type   ARD (Y/N)   ARD Step Up (%)
------   ----   ----   ---------   ------   ------   ------------   ---------   ------------   ---------   ---------------
     2    120    119   06/01/17         0        0      1,030,145     0.02000   Actual/360     No
    10    120    103   02/01/16       360      360        646,605     0.02000   Actual/360     No
    22     84     84   07/01/14       360      360        346,041     0.02000   Actual/360     No
    25    120    118   05/06/17         0        0        240,841     0.02000   Actual/360     No
    49    120    118   05/06/17       360      360        168,996     0.02000   Actual/360     No
    53     60     57   04/06/12         0        0        118,357     0.02000   Actual/360     No
    66    120    117   04/06/17         0        0         99,302     0.02000   Actual/360     No
    71    132   118.17 05/06/17       360      360        109,894     0.02000   Actual/360     No
    84    120    119   06/06/17       360      360         89,072     0.02000   Actual/360     No
   104     60     59   06/06/12         0        0         53,216     0.02000   Actual/360     No
   119    120    116   03/06/17         0        0         41,846     0.02000   Actual/360     No
   122    120    120   07/06/17       360      360         52,155     0.02000   Actual/360     No
   152    120    119   06/06/17       360      359         38,988     0.02000   Actual/360     No
   163    120    120   07/06/17         0        0         29,666     0.02000   Actual/360     No
   172     60     56   03/06/12         0        0         28,031     0.02000   Actual/360     No
   188    120    118   05/07/17       360      360         28,874     0.02000   Actual/360     No
   190    120    120   07/06/17         0        0         25,781     0.02000   Actual/360     No
   197    120    120   07/06/17         0        0         23,693     0.02000   Actual/360     No
   210    120    115   02/11/17         0        0         20,781     0.02000   Actual/360     No
   221    120    118   05/07/17       360      360         21,367     0.02000   Actual/360     No
   227     60     58   05/06/12         0        0         16,481     0.02000   Actual/360     No



                           Crossed   Originator/
  Loan #     Title Type    Loan      Loan Seller  Guarantor                                             Letter of Credit
----------  ------------   --------  -----------  ---------------------------------------------------   ----------------
    2           Fee                      EHY      Tishman Speyer US Office, Inc.                            No
    10      Fee/Leasehold                EHY      Ira Mitzner, David Mitzner, WRS Advisors II               No
    22          Fee                      EHY      John H. Harrison; Hale Harrison                           No
    25      Fee/Leasehold                EHY      John Q. Hammons                                           No
                                                  Robert Woolley, Mauricio R. Garza, Mountain
    49          Fee                      EHY      Properties Trust                                          No
                                                  Four Owings Mills Corporate Center Land Limited
    53          Fee                      EHY      Partnership                                               No
    66          Fee                      EHY      Henry Manoucheri                                          No
    71          Fee                      EHY      Scott Dew, Richard Pachulski, Nathan Rubin                No
    84          Fee                      EHY      Armand Lasky                                              No
   104          Fee                      EHY      Lewis Barbanel                                            No
   119          Fee                      EHY      Lester Petracca                                           No
   122          Fee                      EHY      David Zaken                                               No
   152          Fee                      EHY      W. Arden Colette                                          No
   163          Fee                      EHY      Jose Bunge, Victoria Bunge                                No
   172          Fee                      EHY      Bagus Tjahjono, Isaac R. Khafif                           No
   188          Fee                      EHY      Michael A. Howland                                        No
   190          Fee                      EHY      John Rapp, Stella Sklias                                  No
                                                  Ruth Jemal, Abraham Alan Jemal, Samuel Steven
   197          Fee                      EHY      Jemal                                                     No
   210          Fee                      EHY      J. Alan Ornstein                                          No
   221          Fee                      EHY      Michael A. Howland                                        No
   227          Fee                      EHY      Cronus Real Estate Fund, L.P.                             No


                                                    UPFRONT ESCROW
         ----------------------------------------------------------------------------------------------------------
         Upfront CapEx   Upfront Eng.   Upfront          Upfront TI/LC   Upfront RE    Upfront Ins.   Upfront Other
Loan #   Reserve         Reserve        Envir. Reserve   Reserve         Tax Reserve   Reserve        Reserve
------   -------------   ------------   --------------   -------------   -----------   ------------   -------------
     2            0.00           0.00             0.00            0.00    605,206.33           0.00            0.00
    10    2,167,981.19           0.00             0.00            0.00   1,655,634.54    399,788.83       21,204.36
    22       34,173.25           0.00             0.00            0.00    564,666.67           0.00      428,444.49
    25      175,006.00           0.00             0.00            0.00          0.00           0.00            0.00
    49        6,187.14         625.00             0.00    2,500,000.00    239,590.40           0.00    1,724,923.74
    53            0.00           0.00             0.00            0.00          0.00           0.00            0.00
    66            0.00       4,375.00             0.00            0.00     18,426.51      10,957.74      250,000.00
    71       28,681.59           0.00             0.00      877,705.92    170,931.40      31,232.48      650,000.00
    84        1,703.74       9,344.00             0.00      317,037.34     91,003.35       4,468.75            0.00
   104        2,645.84           0.00             0.00            0.00     87,121.25      44,931.00            0.00
   119          632.00       7,188.00             0.00            0.00     59,551.50      27,150.20            0.00
   122           87.00       1,250.00             0.00          900.00     18,552.00       6,919.50      276,000.00
   152        1,651.84       6,325.00             0.00        1,877.09     43,827.00       8,547.00      150,000.00
   163          420.00           0.00             0.00          280.17     35,000.00       2,700.51            0.00
   172      125,000.00      30,250.00             0.00            0.00     17,394.50       4,808.50        1,400.18
   188          607.00      43,875.00             0.00        2,428.07     22,722.22      10,343.08            0.00
   190            0.00           0.00             0.00            0.00          0.00           0.00            0.00
   197            0.00      35,324.00             0.00       60,000.00     28,949.49           0.00            0.00
   210            0.00      12,500.00             0.00            0.00          0.00           0.00            0.00
   221          578.50      14,531.00             0.00        2,020.00     21,088.53       6,920.69            0.00
   227        1,021.00           0.00             0.00            0.00     23,240.00       5,739.00            0.00



           Monthly Capex    Monthly Envir.   Monthly TI/LC    Monthly RE       Monthly Ins.    Monthly Other     Grace
  Loan #   Reserve          Reserve          Reserve          Tax Reserve      Reserve         Reserve           Period
--------   --------------  ---------------   --------------   --------------   -------------   ---------------   ------
    2                0.00              0.00             0.00       302603.33             0.00             0.00      0
    10          193359.47              0.00             0.00       206954.31         26737.93             0.00      5
    22           34173.25              0.00             0.00        49416.67             0.00        142814.83      0
    25          175006.00              0.00             0.00            0.00             0.00             0.00      0
    49            6187.14              0.00          9280.70        47918.00          7102.25             0.00      0
    53               0.00              0.00             0.00            0.00             0.00             0.00      0
    66            3083.33              0.00             0.00        18426.51          3652.58             0.00      0
    71            2373.26              0.00          7910.88        25702.61          3069.38             0.00      0
    84            1703.74              0.00         17037.34        18200.67          4468.75             0.00      0
   104            2645.84              0.00             0.00        17424.25          7488.50             0.00      0
   119             632.00              0.00             0.00         9925.25          2468.20             0.00      0
   122              87.00              0.00           900.00         6184.00          1153.25             0.00      0
   152            1651.84              0.00          1877.09         7304.50          2849.00             0.00      0
   163             420.00              0.00           280.17         7000.00           900.17             0.00      0
   172            1875.00              0.00             0.00         5798.31          2404.25             0.00      0
   188             607.00              0.00          2428.07         7590.74          1477.58             0.00      0
   190               0.00              0.00             0.00            0.00             0.00             0.00      0
   197               0.00              0.00             0.00         9649.83             0.00             0.00      0
   210               0.00              0.00             0.00            0.00             0.00             0.00      0
   221             578.50              0.00          2020.00         7029.51           988.67             0.00      0
   227            1021.00              0.00             0.00         5810.00          1913.00             0.00      0




                                                                               Remaining
                                               Interest             Final      Amortization
         Lockbox    Property      Defeasance   Accrual      Loan    Maturity   Term for
Loan #   In-place   Type          Permitted    Period       Group   Date       Balloon Loans
------   --------   -----------   ----------   ----------   -----   --------   -------------
     2   Yes        Office        Yes          Actual/360       1
    10   Yes        Hotel         Yes          Actual/360       1                        360
    22   Yes        Hotel         No           Actual/360       1                        360
    25   Yes        Hotel         Yes          Actual/360       1
    49   No         Office        Yes          Actual/360       1                        360
    53   Yes        Office        Yes          Actual/360       1
    66   No         Multifamily   Yes          Actual/360       2
    71   Yes        Retail        Yes          Actual/360       1                        360
    84   Yes        Office        Yes          Actual/360       1                        360
   104   No         Multifamily   No           Actual/360       2
   119   No         Retail        Yes          Actual/360       1
   122   No         Mixed Use     Yes          Actual/360       1                        360
   152   No         Industrial    Yes          Actual/360       1                        360
   163   No         Mixed Use     Yes          Actual/360       2
   172   No         Multifamily   No           Actual/360       2
   188   No         Industrial    Yes          Actual/360       1                        360
   190   Yes        Retail        Yes          Actual/360       1
   197   No         Retail        Yes          Actual/360       1
   210   Yes        Retail        Yes          Actual/360       1
   221   No         Industrial    Yes          Actual/360       1                        360
   227   No         Multifamily   No           Actual/360       2



                                    EXHIBIT B


                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Note: The Mortgage Loans known as Holiday Inn - Ocean City and Owings Mills 4 are structured with the related promissory note secured by a guaranty agreement (rather than a deed of trust), which guaranty agreement from the related property owner, in favor of the lender covers all of the obligations under the related promissory note. All of the obligations under the related guaranty agreement are secured by an indemnity deed of trust ("IDOT"). With respect to certain of the representation and warranties, with respect to these Mortgage Loans, statements regarding the borrower relate to the guarantor, as the owner of the respective Mortgaged Property.

Exceptions to Representation 6

------------------------------------------------------------------------------------------------------------

          Mortgage Loan                                           Exception
------------------------------------------------------------------------------------------------------------
JQH Hotel Portfolio                In addition to the Mortgage Loan, the related Mortgaged Property secures a pari passu A-note.

                                   With respect to one of the Mortgaged Properties (the Embassy Suites -
                                   Hilton), such Mortgaged Property is subject to a right of first offer to purchase the Mortgaged Property in favor of the related franchisor in the event that the borrower markets such Mortgaged Property for sale or receives an offer from a third party.

                                   With respect to two of the Mortgaged Properties (the Residence Inn -
                                   Marriot and the Courtyard by Marriot), each such Mortgaged Property is subject to a purchase option (at fair market value) in favor of the related franchisor in the event that a competing franchise attempts to purchase the related Mortgaged Property or a controlling interest in the related borrower.

                                   With respect to one of the Mortgaged Properties (the Renaissance -
                                   Marriot), the Mortgaged Property is subject to:  (i) a purchase option
                                   (at fair market value) in favor of the prior owner in the event that the borrower fails to operate the Mortgaged Property as a hotel for 2 months in any 24-month period (such failure would also be an event of default under the Mortgage Loan documents); and (ii) a purchase option
                                   (at fair market value) in favor of the related franchisor in the event that the a competing franchise attempts to purchase the related
                                   Mortgaged Property or a controlling interest in the borrower.
------------------------------------------------------------------------------------------------------------

ChampionsGate Hotel                In addition to the Mortgage Loan, the related Mortgaged Property secures a pari passu A-note.
------------------------------------------------------------------------------------------------------------

755 Coop City Blvd.                The New York City Industrial Development Agency (and the U.S. Trust
                                   Company, as trustee) has a security interest in all of the right, title and interest of the College of New Rochelle (a tenant) to the fixtures constituting the part of the premises leased to the college.
------------------------------------------------------------------------------------------------------------

Exception to Representation 8

------------------------------------------------------------------------------------------------------------

          Mortgage Loan                                           Exception
------------------------------------------------------------------------------------------------------------

JQH Hotel Portfolio                With respect to one of the Mortgaged Properties (the Embassy Suites -
                                   Hilton), such Mortgaged Property is subject to a right of first offer to purchase the Mortgaged Property in favor of the related franchisor in the event that the borrower markets such Mortgaged Property for sale or receives an offer from a third party.

                                   With respect to two of the Mortgaged Properties (the Residence Inn -
                                   Marriot and the Courtyard by Marriot), each such Mortgaged Property is subject to a purchase option (at fair market value) in favor of the related franchisor in the event that a competing franchise attempts to purchase the related Mortgaged Property or a controlling interest in the related borrower.

                                   With respect to one of the Mortgaged Properties (the Renaissance -
                                   Marriot), the Mortgaged Property is subject to:  (i) a purchase option
                                   (at fair market value) in favor of the prior owner in the event that the borrower fails to operate the Mortgaged Property as a hotel for 2 months in any 24-month period (such failure would also be an event of default under the Mortgage Loan documents); and (ii) a purchase option
                                   (at fair market value) in favor of the related franchisor in the event that the a competing franchise attempts to purchase the related
                                   Mortgaged Property or a controlling interest in the borrower.
------------------------------------------------------------------------------------------------------------

Exceptions to Representation 10(i)

------------------------------------------------------------------------------------------------------------

          Mortgage Loan                                           Exception
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

All Mortgage Loans except as       The Mortgage Loan documents provide for recourse for the misapplication
specified below                    or conversion by the borrower of any rents following an event of default or any rents collected for more than one month in advance to the extent that such rents or any other payments in respect of the
                                   Leases and other income of the related Mortgaged Property or any other collateral are not applied to the costs of maintenance and operation of the related Mortgaged Property and to the payment of taxes, lien claims, insurance premiums, debt service and other amounts due under the loan documents, instead of "misapplication or misappropriation of rents, insurance proceeds or condemnation awards" with respect to all
                                   Mortgage Loans.
------------------------------------------------------------------------------------------------------------

Maple Drive Portfolio              There is no other individual or entity other than the borrower that is liable for the non-recourse carve-outs.  In addition, there is no environmental indemnity, however, the Mortgaged Property is covered by an environmental insurance policy.
------------------------------------------------------------------------------------------------------------

Owings Mills 4                     There is no other individual or entity other than the borrower that is liable for the non-recourse carve-outs.
------------------------------------------------------------------------------------------------------------

Barbanel Multifamily Portfolio     There is no other individual or entity other than the borrower that is liable for the non-recourse carve-outs.  However, the loan-to cost ratio of each of these Mortgage Loans is 76% and 67%, respectively.
------------------------------------------------------------------------------------------------------------

Exceptions to Representation 12

------------------------------------------------------------------------------------------------------------

          Mortgage Loan                                           Exception
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Maple Drive Portfolio              The Mortgage Loan documents permit the borrower to obtain the release of an individual Mortgaged Property through partial defeasance at a release price equal to 115% of the allocated loan amount, subject to the satisfaction of certain conditions, including, but not limited to:
                                   (i) after giving effect to such release, the debt service coverage ratio for the remaining properties is at least equal to the greater of
                                   (a) the debt service coverage ratio as of the origination date and (b)
                                   the debt service coverage ratio for the remaining properties (including the individual Mortgaged Property to be released); (ii) after giving effect to such release, the loan-to-value ratio for the remaining
                                   Mortgaged Properties shall not exceed the lesser of (a) the loan-to-value ratio immediately preceding the origination date and (b)
                                   the loan-to-value ratio for the remaining Mortgaged Properties
                                   (including the individual Mortgaged Property to be released)
                                   immediately preceding the release of the individual Mortgaged Property;
                                   and (iii) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings assigned to the Certificates.
------------------------------------------------------------------------------------------------------------

ChampionsGate Hotel                The Mortgage Loan documents permit the borrowers to obtain the release of a portion of the Mortgaged Property consisting of the property relating to four golf holes, subject to the satisfaction of certain conditions, including, but not limited to: (i) borrowers will grant the lender a first priority lien on a replacement parcel adjacent to the golf course on the Mortgaged Property and (ii) the replacement parcel shall consist of property relating to up to four golf holes, and shall be substantially the same size and in substantially the same condition as the released parcel.
------------------------------------------------------------------------------------------------------------

Owings Mills 4                     The Mortgage Loan documents permit the borrower to obtain the release of one or more specified parcels at the Mortgaged Property without payment of a release price, provided that except with respect to parcels that are acquired after the origination date, and subject to the satisfaction of certain conditions, including, but not limited to, that each such parcel is generally required to be vacant, non-income producing and unimproved or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas.
------------------------------------------------------------------------------------------------------------

JQH Hotel Portfolio                The borrower may obtain a release of an individual Mortgaged Property through partial defeasance at a release price equal to (a) 100% of the allocated loan amount with respect to the first $50,000,000; (b) 115%
                                   of the allocated loan amount with respect to a partial defeasance above
                                   $50,000,000 (inclusive of the amounts set forth in clause (a) above) up to $100,000,000; and (c) 125% of the allocated loan amount with respect to a partial defeasance above $100,000,000 (inclusive of the amounts set forth in clauses (a) and (b) above).  Conditions to the release of a Mortgaged Property include: (i) after giving effect to such release, the debt service coverage ratio for the Mortgaged Properties then remaining subject to the lien of the Mortgage shall be at least equal to the greater of (x) the debt service coverage ratio as of the date of origination, and (ii) the lesser of (A) the debt service coverage ratio for all of the then remaining Mortgaged Properties (including the individual Mortgaged Property to be released) for the twelve (12) full calendar months immediately preceding the release of the individual
                                   Mortgaged Property and (B) 2.0x; (ii) after giving effect to such release, the loan-to-value ratio for the Mortgaged Properties then remaining subject to the lien of the  Mortgage shall not exceed the lesser of (x) the loan-to-value ratio as of the date of origination, and (y) the greater of (A) the loan-to-value ratio for all of the then remaining Mortgaged Properties (including the individual Mortgaged
                                   Property to be released) immediately preceding the release of the individual Mortgaged Property and (B) 60%; and (iii) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings assigned to the Certificates.
------------------------------------------------------------------------------------------------------------

Exceptions to Representation 16

------------------------------------------------------------------------------------------------------------

          Mortgage Loan                                           Exception
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

755 Coop City Blvd                 The certificate of occupancy expired prior to the date of origination of the Mortgage Loan.  The borrower is obligated to obtain one post-closing.  To mitigate this issue, the Mortgage Loan is full recourse to the borrower principal (which has an approximate net worth as of December 31, 2006 of $60,000,000) until delivery of a temporary certificate of occupancy.  Additionally, if the temporary certificate of occupancy expires without renewal, any losses resulting from such event are recourse to the borrower and the borrower principal.
------------------------------------------------------------------------------------------------------------

3443 Boston Post Road              At origination, the borrower has an outstanding a permit.  The borrower has a post-closing obligation to complete such permit and the related
                                   Mortgage Loan sponsors have recourse liability for any losses in connection with failure to obtain such completion.  The sponsors have an approximate aggregate net worth of $80,000,000.
------------------------------------------------------------------------------------------------------------

Exceptions to Representation 21(iv)

------------------------------------------------------------------------------------------------------------

          Mortgage Loan                                           Exception
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Maple Drive Portfolio              The borrower delivered an environmental insurance policy in lieu of an environmental indemnity agreement.
------------------------------------------------------------------------------------------------------------

JQH Hotel Portfolio                The losses covered by any indemnity do not include diminution in value or foreseeable and unforeseeable consequential damages.
------------------------------------------------------------------------------------------------------------

Owings Mills 4                     The losses covered by the environmental indemnity do not include losses incurred by reason of diminution in value or punitive or consequential damages.
------------------------------------------------------------------------------------------------------------

Exceptions to Representation 22

------------------------------------------------------------------------------------------------------------

          Mortgage Loan                                           Exception
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Maple Drive Portfolio              The insurance policies shall not be cancelled without at least 15 days'
                                   written notice (or 10 days' written notice, in the case of non-payment of premium).

                                   The borrower is permitted to maintain the required insurance coverage from insurance companies that have been assigned a claims paying ability/financial strength rating equal to or better than the Minimum
                                   Required Rating (as hereinafter defined) by at least two (2) rating agencies (one of which will be S&P, if S&P is rating the securities, and one of which shall be Moody's, if Moody's is rating the securities), or if only one rating agency is rating the securities, then only by such rating agency (each such insurer shall be referred to below as a "Qualified Insurer").  The insurance company or companies issuing any insurance policy shall be deemed to have been assigned the
                                   "Minimum Required Rating" by any rating agency if, (A) in the case of an insurance policy issued by four (4) or fewer insurance companies,
                                   (1) at least seventy-five percent (75%) of such insurance companies have been assigned a claims paying ability/financial strength rating equal to or better than "A-" (or its equivalent) by such rating agency, and (2) no such insurance companies which provide, in the aggregate, coverage in an amount up to and including the greater of (y) the outstanding principal amount of the subject loan and (z) the full replacement cost, have been assigned a claims paying ability/financial strength rating below investment grade by such rating agency, (B) in the case of an insurance policy issued by five (5) or more insurance companies, (1) at least sixty percent (60%) of such insurance companies have been assigned a claims paying ability/financial strength rating equal to or better than "A-" (or its equivalent) by such rating agency, and (2) no such insurance companies which provide, in the aggregate, coverage in an amount up to and including the greater of (y) the outstanding principal amount of the subject loan and (z) the full replacement cost, have been assigned a claims paying ability/financial strength rating below investment grade by such rating agency.
                                   Notwithstanding the preceding sentence, a Qualified Insurer will also include, in the case of terrorism insurance, any insurance company rated investment grade or better by S&P and Moody's.

                                   The borrower also has the ability to procure the umbrella liability and terrorism insurance coverage required pursuant to the loan documents through a "captive" insurance arrangement with a provider that is affiliated with Tishman Speyer Properties, L.P., provided that (i) the lender is reasonably satisfied with the formation/structure of the captive provider and the coverage provided and (ii) the lender has received written confirmation from each of the rating agencies that the use of such captive insurance arrangement shall not result in any adverse effect upon the ratings assigned in connection with a securitization.  Except for the aforementioned condition, such
                                   "captive" insurance company shall not be subject to any of the rating requirements or conditions set forth in the preceding paragraph.
------------------------------------------------------------------------------------------------------------

ChampionsGate Hotel                The borrower has procured windstorm insurance of up to $50,000,000 per occurrence, under a blanket policy, with a guaranty for the deductible.  However, the borrower is only required to maintain insurance against loss or damage incurred as a result of a windstorm, hurricane or similar weather to the extent such insurance (a) is commercially available to owners and/or operators of first class hotels in Orlando, Florida, (b) can be obtained at a commercially reasonable cost and (c) does not exceed the coverage limits and deductible amounts generally required by lenders financing first class hotels in Orlando,
                                   Florida.
------------------------------------------------------------------------------------------------------------

JQH Hotel Portfolio                The borrower is permitted to maintain insurance provided by a syndicate of insurers, provided that the insurers with respect to such insurance shall be acceptable if:  (i) the first layer of coverage under such insurance shall be provided by carriers with minimum ratings from each of the S&P, Moody's and Fitch (or such rating agencies rating the
                                   Certificates backed by the Mortgage Loan) of "A-" or its equivalent;
                                   (ii) 60% (75% if there are 4 or fewer members in the syndicate) of the aggregate limits under such policies must be provided by carriers with a claims-paying ability of "A-" or its equivalent; (iii) all carriers have claims-paying ability ratings of at least "BBB;" and (iv) any coverage provided by carriers having ratings lower than "A-" or its equivalent by each of S&P, Moody's and Fitch (or such rating agencies rating the Certificates backed by the Mortgage Loan) will be required to be excess coverage with respect to the required coverage provided by insurers having ratings of at least "A-" or its equivalent.
------------------------------------------------------------------------------------------------------------

Holiday Inn - Ocean City           The borrower is permitted maintain earthquake insurance, worker's compensation and motor vehicle insurance coverage pursuant to policies issued by either (A) financially sound and responsible insurance companies authorized to do business in the state in which the Mortgaged
                                   Property is located and having a claims paying ability rating of "A" or better by S&P and "A:X" or better by A.M. Best or (B) a syndicate of insurers through which (1) at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is required to be provided by carriers having a minimum investment grade rating of "A"
                                   from S&P or "A-:IX" from A.M. Best, and equivalent ratings from one or more rating agencies acceptable to the lender, and (2) the balance of the coverage is required to be provided by carriers having a minimum investment grade rating of "BBB" from S&P and equivalent ratings from one or more rating agencies acceptable to the lender.
------------------------------------------------------------------------------------------------------------

Owings Mills 4                     The borrower is permitted maintain earthquake insurance, worker's compensation and motor vehicle insurance coverage pursuant to policies issued by either (A) one or more financially sound and responsible insurance companies authorized to do business in the state in which the
                                   Mortgaged Property is located and having a claims paying ability rating of "A-" or better by S&P or (B) a syndicate of insurers through which
                                   (1) at least fifty percent (50%) of claims coverage shall be with one or more carriers having a claims-paying-ability rating of not less than
                                   "A-" by S&P or by A.M. Best of "A-IX" or better, (2) subject to the requirements set forth in the insurance provisions of the Loan
                                   Agreement, at least ninety percent (90%) of claims coverage (inclusive of the coverage provided by carriers described in (1) above) shall be with one or more carriers having a claims paying ability rating by A.M.
                                   Best of "A-VIII" or better, (3) the balance of the coverage not to exceed ten percent (10%) of claims coverage is with one or more carriers having a claims paying ability rating by A.M. Best of "A-VII"
                                   or better and (4) provided, further, with regard to any insurance carrier which has a claims-paying-ability rating by A.M. Best of less than "A-IX" such carrier may not represent more than five percent (5%)
                                   of the total earthquake insurance.

                                   The borrower is permitted to maintain commercial general liability insurance coverage issued by either (A) one or more financially sound and responsible insurance companies authorized to do business in the state in which the Mortgaged Property is located and having a claims-paying-ability rating by (1) S&P not lower than "A-" or (2) A.M.
                                   Best of "A-IX' or (B) a syndicate of insurers through which at least sixty percent (60%) of the coverage is with carriers having a claims paying-ability rating by S&P not lower than "BBB" or by A.M. Best not lower than "A:IX" and which syndicate may include Factory Mutual
                                   Insurance Company so long as Factory Mutual Insurance Company so long as Factory Mutual Insurance Company has (i) a claims paying ability rating of not lower than "A-" by Fitch and "A:IX" by A.M. Best and (ii)
                                   a claims-paying ability rating by S&P based solely on public information of not lower than "BBBpi" (the "Factory Mutual
                                   Qualifications").

                                   The borrower is permitted to maintain all risk, flood insurance, business income insurance, builder's risk insurance, comprehensive boiler and machinery  insurance and terrorism insurance coverage with either (A) one or more financially sound and responsible insurance companies authorized to do business in the state in which the Property is located and having a claims-paying-ability rating by S&P not lower than "A-" or by A.M. Best not lower than "A:IX" or (B) a syndicate of insurers through which at least sixty percent (60%) of the coverage (if there are 4 or fewer members of the syndicate) or at least fifty percent (50%) of the coverage (if there are 5 or more members of the syndicate) is with carriers having a claims-paying-ability rating by
                                   S&P not lower than "A-" or by A.M. Best not lower than "A:IX" and the balance of the coverage is, in each case, with insurers having a claims-paying-ability rating by S&P of not lower than "BBB" or by A.M.
                                   Best not lower than "A:IX", provided that in each case, the first loss risk is borne by the carriers having a claims-paying-rating by S&P of not lower than "A-" or by A.M. Best not lower than "A:IX" and which syndicate may include Factory Mutual Insurance Company so long as
                                   Factory Mutual Insurance Company satisfies the Factory Mutual
                                   Qualifications, and (2) the flood hazard insurance coverage described in the Loan Agreement with any insurance company authorized by the
                                   United States government to issue such insurance provided such flood hazard insurance is reinsured by the United States government.

                                   If the borrower's insurers or reinsurance carriers fail to provide or maintain the ratings set forth in the insurance section of the Loan
                                   Agreement, the borrower may satisfy the applicable ratings requirement of such section by providing to the lender a "cut-through" endorsement in form and substance approved by lender issued by an insurer satisfactory to the lender or by such other credit enhancement or guaranty by such other person, in each event satisfactory to lender and the rating agencies.
------------------------------------------------------------------------------------------------------------

Walgreens Utica                    The borrower is permitted to allow the Walgreens tenant to self-insure for the required insurance coverage, provided that the Walgreens tenant maintains a tangible net worth of at least $200,000,000.
------------------------------------------------------------------------------------------------------------

Exceptions to Representation 32

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          Mortgage Loan                                           Exception
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
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Maple Drive Portfolio               The Mortgage Loan documents permit: (A) any pledge by a Permitted
                                    Pledgor (as defined below) of such Permitted Pledgor's respective direct interests, if any, in 100% of the equity interests in each of
                                    (i) TS 407 N. Maple, L.L.C., TS Beverly Place, L.L.C. and TS Maple
                                    Plaza, L.L.C. (each of which is a wholly-owned subsidiary of Tishman
                                    Speyer Properties, L.P.) and (ii) TS Office 407 N. Maple JV, L.L.C.,
                                    TS Office Beverly Place JV, L.L.C and TS Office Maple Plaza JV, L.L.C.
                                    (individually and collectively, the "Upper-Tier Entities") to (x) an
                                    "Institutional Lender" (as defined below) as security for the DB
                                    Facility (as defined below) or (y) an Institutional Lender as security for a loan made by such Institutional Lender to the sponsor, provided that such loan is either fully recourse to the sponsor or is secured by all or substantially all of the assets of the sponsor, (B) the transfer of any of the equity interests in the Upper-Tier Entities pursuant to the exercise of any right or remedy (including, without limitation, any transfer in lieu of foreclosure) that such
                                    Institutional Lender may have pursuant to the loan documents or security instruments evidencing the DB Facility or the loan made by such Institutional Lender to the sponsor, as applicable (a "Pledgor
                                    Action") and (C) in the event that an Institutional Lender takes a
                                    Pledgor Action and acquires any equity interests in the Upper-Tier
                                    Entities pursuant to such Pledgor Action, the transfer of such equity interests by such Institutional Lender to another Institutional
                                    Lender.  "Permitted Pledgor" means the sponsor, Tishman Speyer
                                    Properties, L.P., TS 407 N. Maple, L.L.C., TS Beverly Place, L.L.C.
                                    and TS Maple Plaza, L.L.C.  "DB Facility" shall mean that certain $300 million Revolving Loan Agreement dated as of May 4, 2007, by and among
                                    Tishman Speyer U.S. Office, Inc. and certain of its affiliates, as borrowers, Deutsche Bank Trust Company Americas, a New York banking corporation and such other institutions as may become a party thereto, as lenders, and Deutsche Bank Trust Company Americas, as
                                    administrative agent and collateral agent for such lenders.  An
                                    "Institutional Lender" generally means (i) one or more institutional entities that (A) has total assets (in name or under management) in excess of $600,000,000, and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of $250,000,000; and (B) is regularly engaged in the business of making or owning commercial real estate loans or and operating commercial mortgage properties.

                                    The Mortgage Loan documents permit a one-time transfer of the
                                    Mortgaged Properties to a "permitted transferee", subject to the satisfaction of certain criteria, including, but not limited to (i)
                                    consent that the conditions precedent have been satisfied (such consent not to be unreasonably withheld) and (ii) confirmation from the rating agencies that the transfer to such entity will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the Certificates.
------------------------------------------------------------------------------------------------------------

Holiday Inn - Ocean City            The Mortgage Loan documents permit: (i) transfers of direct or indirect ownership interests in the borrower to "Qualified
                                    Transferees" meeting certain financial criteria and general creditworthiness standards set forth in the Loan Agreement; and (ii)
                                    transfers of direct or indirect ownership interests in certain specified affiliates of the borrower.  A "Qualified Transferee" shall mean any one of the following persons: (i) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan that (a) has total real estate assets of at least $1 billion and (b) is managed by a person who controls at least $1 billion of real estate equity assets; (ii) a pension fund advisor who (a)
                                    immediately prior to such transfer, controls at least $1 billion of real estate equity assets and (b) is acting on behalf of one or more pension funds that, in the aggregate, satisfy the requirements of clause (i) of this definition; (iii) an institution substantially similar to any of the foregoing entities described in clauses (i) or
                                    (ii) above; (iv) an insurance company which is subject to supervision by the insurance commissioner, or a similar official or agency, of a state or territory of the United States (including the District of
                                    Columbia) (a) with a net worth, as of a date no more than six (6)
                                    months prior to the date of the transfer, of at least $500 million and
                                    (b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 billion; (v) a corporation organized under the banking laws of the United States or any state or territory of the United States (including the District of Columbia) (a) with a combined capital and surplus of at least $500 million and (b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 billion; or (vi) any person (a) with a long-term unsecured debt rating from the Rating Agencies of at least Investment
                                    Grade or (b) who (i) owns or operates at least ten (10) full service hotels exclusive of the Mortgaged Properties totaling in the aggregate no less than 3,500 rooms, (ii) has a net worth, as of a date no more than six (6) months prior to the date of such transfer, of at least
                                    $500 million and (iii) immediately prior to such transfer, controls real estate equity assets of at least $1 billion.

                                    The Mortgage Loan documents permit the equity holders of the borrower to pledge their interests in the borrower to secure a mezzanine loan, subject to the satisfaction of certain criteria, including, but not limited to that the combined debt service coverage ratio is no less than 1.20x and the combined loan-to-value ratio is no greater than 85%.
------------------------------------------------------------------------------------------------------------

Owings Mills 4                      The Mortgage Loan documents permit: (i) transfers of direct or indirect ownership interests in the borrower to "Qualified
                                    Transferees" meeting certain financial criteria and general creditworthiness standards set forth in the Loan Agreement; and (ii)
                                    transfers of direct or indirect ownership interests in certain specified affiliates of the borrower.  A "Qualified Transferee" shall mean any one of the following persons: (i) a pension fund, pension trust or pension account that (a) has total real estate assets of at least $1 billion and (b) is managed by a person who controls at least
                                    $1 billion of real estate equity assets; (ii) a pension fund advisor who (a) immediately prior to such transfer, controls at least $1 billion of real estate equity assets and (b) is acting on behalf of one or more pension funds that, in the aggregate, satisfy the requirements of clause (i) of this definition; (iii) an insurance company which is subject to supervision by the insurance commissioner, or a similar official or agency, of a state or territory of the United
                                    States (including the District of Columbia) (a) with a net worth, as of a date no more than six (6) months prior to the date of the transfer of at least $500 million and (b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 billion; (iv) a corporation organized under the banking laws of the
                                    United States or any state or territory of the United States
                                    (including the District of Columbia) (a) with a combined capital and surplus of at least $500 million and (b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 billion; or (v) any person (including, without limitation, any pension fund, pension trust, pension account, pension fund advisor, insurance company or banking corporation) (a) with a long-term unsecured debt rating from the Rating Agencies of at least investment grade or (b)
                                    who (i) has a net worth, as of a date no more than six (6) months prior to the date of such transfer, of at least $75 million, (ii)
                                    immediately prior to such transfer, controls real estate equity assets of at least $150 million and (iii) has not been the subject of a bankruptcy or insolvency proceeding during the immediately preceding seven (7) years.

                                    In addition, the holders of indirect ownership interests in the borrower are permitted to pledge their interests as security for additional debt, provided that, among other things, the following conditions are satisfied: (i) no event of default under the Mortgage
                                    Loan has occurred and is continuing, (ii) the pledge is to a
                                    "qualified pledgee" or is subject to the lender's prior written consent, which may be withheld in the lender's sole and absolute discretion, provided that the lender's consent may not be unreasonably withheld, if the borrower has delivered (A) confirmation from the rating agencies that the pledge will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the Certificates and (B) a substantive non-consolidation opinion reasonable acceptable to the lender and the rating agencies, and (iii)
                                    in the event the property manager of the Mortgaged Property will change in connection with the pledge, the replacement property manager must meet the conditions set forth in the related Mortgage Loan documents. Pledges of equity to or from affiliates of the borrower are also permitted.  A "qualified pledgee" generally means (i) one or more institutional entities that (A) has total assets (in name or under management) in excess of $650,000,000, and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of $250,000,000; and (B) is regularly engaged in the business of making or owning commercial real estate loans or commercial loans secured by a pledge of interests in a mortgage borrower or owning and operating commercial mortgage properties; or (ii) an entity for which the borrower has obtained confirmation from the rating agencies that the pledge to such entity will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the Certificates.
------------------------------------------------------------------------------------------------------------

JQH Hotel Portfolio                 The Mortgage Loan documents permit the equity holders of the borrower to pledge their interests in the borrower to secure a mezzanine loan, subject to the satisfaction of certain criteria, including, but not limited to that the combined debt service coverage ratio is no less than 1.20x, the combined loan-to-value ratio is no greater than 75%
                                    and a confirmation from the rating agencies that such mezzanine debt will not result in a downgrade, withdrawal or qualification of the ratings assigned to the Certificates.
------------------------------------------------------------------------------------------------------------

The Princeton                       The Mortgage Loan documents permit the equity holders of the borrower to pledge their interests in the borrower to secure a mezzanine loan, subject to the satisfaction of certain criteria, including, but not limited to that the combined debt service coverage ratio is no less than 1.15x and the combined loan-to-value ratio is no greater than 85%.
------------------------------------------------------------------------------------------------------------

Park Oaks Shopping Center           The Mortgage Loan documents permit the equity holders of the borrower to pledge their interests in the borrower to secure a mezzanine loan, subject to the satisfaction of certain criteria, including, but not limited to that the combined debt service coverage ratio is no less than 1.05x and the combined loan-to-value ratio is no greater than 85%.
------------------------------------------------------------------------------------------------------------

Park Plaza Apartments              The Mortgage Loan documents permit the equity holders of the borrower to pledge their interests in the borrower to secure a mezzanine loan, subject to the satisfaction of certain criteria, including, but not limited to that the combined debt service coverage ratio is no less than 1.10x and the combined loan-to-value ratio is no greater than 90%, provided however that such mezzanine financing will not be permitted if a preferred equity investor has been admitted in accordance with the
                                   Mortgage Loan documents.

                                    The Mortgage Loan documents permit the addition of a third-party equity investor to the borrower, subject to the satisfaction of certain conditions, including, but not limited to: (i) mezzanine debt has not been incurred and (ii) if such third-party equity investor is permitted to gain control upon the occurrence of any event then as a condition precedent to such transfer of control of the borrower to the third-party equity investor, such investor must deliver a confirmation from the rating agencies that such transfer will not result in a downgrade, withdrawal or qualification of the ratings assigned to the
                                    Certificates and, if required by any rating agency, a substantive non-consolidation opinion.
------------------------------------------------------------------------------------------------------------

Parkway Towers                      The direct owner of 100% of the borrower has pledged its ownership interest in the borrower to secure a mezzanine loan in the amount of
                                    $1,500,000 held by Wachovia Bank, National Association, subject to an intercreditor agreement.
------------------------------------------------------------------------------------------------------------

Barbanel Multifamily Portfolio.     The direct owner of 100% of the borrower has pledged its ownership interest in the borrower to secure a mezzanine loan in the amount of
                                    $2,300,000 held by RCG Longview II, L.P., subject to an intercreditor agreement.
------------------------------------------------------------------------------------------------------------

862 Broadway                        The Mortgage Loan documents permit the equity holders of the borrower to pledge their interests in the borrower to secure a mezzanine loan, subject to the satisfaction of certain criteria, including, but not limited to that the combined debt service coverage ratio is no less than 1.20x and the combined loan-to-value ratio is no greater than 85%.
------------------------------------------------------------------------------------------------------------

184 Nagle Avenue                    The Mortgage Loan documents permit the equity holders of the borrower to pledge their interests in the borrower to secure a mezzanine loan, subject to the satisfaction of certain criteria, including, but not limited to that the combined debt service coverage ratio is no less than 1.00x and the combined loan-to-value ratio is no greater than 90%.
------------------------------------------------------------------------------------------------------------

Exceptions to Representation 35

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          Mortgage Loan                                           Exception
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
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Maple Drive Portfolio              The Mortgage Loan documents permit the borrower to obtain the release of an individual Mortgaged Property through partial defeasance at a release price equal to 115% of the allocated loan amount, subject to the satisfaction of certain conditions, including, but not limited to:
                                   (i) after giving effect to such release, the debt service coverage ratio for the remaining properties is at least equal to the greater of
                                   (a) the debt service coverage ratio as of the origination date and (b)
                                   the debt service coverage ratio for the remaining properties (including the individual Mortgaged Property to be released); (ii) after giving effect to such release, the loan-to-value ratio for the remaining
                                   Mortgaged Properties shall not exceed the lesser of (a) the loan-to-value ratio immediately preceding the origination date and (b)
                                   the loan-to-value ratio for the remaining Mortgaged Properties
                                   (including the individual Mortgaged Property to be released)
                                   immediately preceding the release of the individual Mortgaged Property;
                                   and (iii) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings assigned to the Certificates.
------------------------------------------------------------------------------------------------------------

JQH Hotel Portfolio                The borrower may obtain a release of an individual Mortgaged Property through partial defeasance at a release price equal to (a) 100% of the allocated loan amount with respect to the first $50,000,000; (b) 115%
                                   of the allocated loan amount with respect to a partial defeasance above
                                   $50,000,000 (inclusive of the amounts set forth in clause (a) above) up to $100,000,000; and (c) 125% of the allocated loan amount with respect to a partial defeasance above $100,000,000 (inclusive of the amounts set forth in clauses (a) and (b) above).  Conditions to the release of a Mortgaged Property include: (i) after giving effect to such release, the debt service coverage ratio for the Mortgaged Properties then remaining subject to the lien of the Mortgage shall be at least equal to the greater of (x) the debt service coverage ratio as of the date of origination, and (ii) the lesser of (A) the debt service coverage ratio for all of the then remaining Mortgaged Properties (including the individual Mortgaged Property to be released) for the twelve (12) full calendar months immediately preceding the release of the individual
                                   Mortgaged Property and (B) 2.0x; (ii) after giving effect to such release, the loan-to-value ratio for the Mortgaged Properties then remaining subject to the lien of the  Mortgage shall not exceed the lesser of (x) the loan-to-value ratio as of the date of origination, and (y) the greater of (A) the loan-to-value ratio for all of the then remaining Mortgaged Properties (including the individual Mortgaged
                                   Property to be released) immediately preceding the release of the individual Mortgaged Property and (B) 60%; and (iii) confirmation from the rating agencies that such a release will not result in a downgrade, withdrawal or qualification of the ratings assigned to the Certificates.
------------------------------------------------------------------------------------------------------------

Exceptions to Representation 42

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          Mortgage Loan                                            Exception
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Maple Drive Portfolio              The borrower must maintain insurance against terrorism, but excluding acts of war, provided however, the borrower is not  obligated to expend more than $42,307  (which amount is equal to one and one half times the terrorism premium), in any fiscal year on insurance premiums for terrorism insurance, such dollar amount to be adjusted to reflect any increase during the preceding year in the consumer price index.
-------------------------------------------------------------------------------------------------------------

ChampionsGate Hotel                The borrowers are not required to obtain and maintain terrorism insurance that is available for an annual premium equal to more than
                                   $377,600 (which amount represents two (2) times the annual premium that would be paid by borrowers for commercial property and business income coverage as of the origination date exclusive of terrorism insurance) in any fiscal year; provided, however, if lender reasonably determines that
                                   (i) terrorism insurance is customarily maintained by owners and/or operators of hotel properties in Orlando, Florida, (ii) lenders financing hotel properties in Orlando, Florida are generally requiring terrorism insurance as a condition to such financing or (iii) borrowers or their affiliates are obtaining terrorism insurance on any other hotel properties which borrowers and/or their affiliates own and/or operate in central Florida, then borrowers shall maintain such terrorism insurance, regardless of the cost of the related insurance premiums.
-------------------------------------------------------------------------------------------------------------

JQH Hotel Portfolio                The borrower is not required to obtain and maintain terrorism insurance that is available for an annual premium equal to more than two times the cost of comprehensive all risk insurance and business income insurance during the calendar year immediately preceding the date of determination.
-------------------------------------------------------------------------------------------------------------

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1.______I have examined the Mortgage Loan Purchase Agreement, dated as of July 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated June 28, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, the Private Placement Memorandum, dated June 28, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 28, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]





            IN WITNESS WHEREOF, I have signed my name this ___ day of July, 2007.



                                   By: _________________________________________
                                       Name:
                                       Title:

                                   SCHEDULE I

  MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU
                       OF AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.


None.

                                   SCHEDULE II

                       MORTGAGED PROPERTY FOR WHICH OTHER
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below:

None.